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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported):      April 17, 2003



                                  POPULAR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)




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
COMMONWEALTH OF PUERTO RICO                           NO. 0-13818               NO. 66-0416582
---------------------------------------------         -----------             -------------------
(State or other jurisdiction of incorporation)        (Commission               (IRS Employer
                                                      File Number)            Identification No.)
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           209 MUNOZ RIVERA AVENUE
            HATO REY, PUERTO RICO                  00918
           ----------------------                  -----
 (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (787) 765-9800





          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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This Form 8-K/A amends Popular, Inc.'s Current Report on Form 8-K, dated April
11, 2003, as previously filed with the Securities and Exchange Commission on April 11, 2003, to furnish under Item 12, "Disclosure of Results of Operations and Financial Condition", Popular, Inc.'s earnings release dated April 11, 2003, in accordance with SEC Release No. 33-8176. The press release was previously furnished under Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99(a) News release dated April 11, 2003, announcing the Corporation's consolidated earnings for the quarter ended March 31, 2003 (incorporated by reference to the corresponding exhibit to the Current Report on Form 8-K of the Corporation, dated April 11, 2003).



Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)

         The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

         On April 11, 2003 the Corporation issued a news release announcing its unaudited operational results for the quarter ended March 31, 2003, a copy of which is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated herein by reference. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99(a), shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   POPULAR, INC.
                                   -------------
                                   (Registrant)



Date:  April 17, 2003              By:      S/Jorge A. Junquera
       --------------                       -------------------------------
                                   Name:    Jorge A. Junquera
                                   Title:   Senior Executive Vice President
                                            and Chief Financial Officer

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                                  EXHIBIT INDEX


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Exhibit Number                     Description
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
99(a) News release, dated April 11, 2003 (Incorporated by reference to the corresponding exhibit to the Current Report on Form 8-K of the Corporation dated April 11, 2003).
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